UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 13, 2015

Dynamic Materials Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-8328	84-0608431
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5405 Spine Road
Boulder, Colorado  80301
(Address of Principal Executive Offices, Including Zip Code)

(303) 665-5700
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders held on May 13, 2015 the stockholders of the Company (i) elected the persons listed below to serve as directors of the Company until the 2016 Annual Meeting of Stockholders; (ii) approved, by a non-binding advisory vote, the compensation of the Company’s executive officers; and (iii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

The Company had 14,146,109 shares of Common Stock outstanding as of March 16, 2015, the record date for the Annual Meeting.  At the Annual Meeting, holders of a total of 12,988,868 shares of Common Stock were present in person or represented by proxy.  The following sets forth information regarding the results of the voting at the Annual Meeting:

Proposal 1    The stockholder elected each of the seven nominees to the Board of Directors for a one-year term. The voting results were as follows:

Name	Shares Voted "For"	Shares Withheld	Broker Non-Votes
Gerard Munera	9,455,531	1,687,735	1,845,602
Kevin T. Longe	10,449,632	693,634	1,845,602
David C. Aldous	7,144,961	3,998,305	1,845,602
Yvon Pierre Cariou	10,628,435	514,831	1,845,602
Robert A. Cohen	7,290,766	3,852,500	1,845,602
James J. Ferris	7,142,403	4,000,863	1,845,602
Richard P. Graff	6,087,929	5,055,337	1,845,602

Proposal 2    The results on the non-binding advisory vote concerning the compensation of the Company's executive officers were as follows:

Shares Voted "For"	Shares Voted "Against"	Shares Voted "Abstain"	Broker Non-Votes
4,781,892	5,610,931	750,443	1,845,602

The Compensation Committee has considered the results of the non-binding advisory vote on executive compensation and plans to engage with its stockholders to discuss their concerns about our past compensation as it considers compensation going forward.

Proposal 3    The stockholders ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2015. The voting results were as follows:

Shares Voted "For"	Shares Voted "Against"	Shares Voted "Abstain"	Broker Non-Votes
12,604,756	350,380	33,732	—

Item 8.01                                           Other Events.

On May 13, 2015, the Company posted on its website and made available to stockholders attending its 2015 Annual Meeting letters from Gerard Munera, the Company's Chairman, and Kevin Longe, the Company's Chief Executive Officer. These letters are filed as exhibits 99.1 and 99.2 to this report.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description
99.1	Letter to Stockholders dated May 13, 2015, from Gerard Munera, Chairman of the Board of Directors.

99.2	Letter to Stockholders dated May 13, 2015, from Kevin Longe, Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNAMIC MATERIALS CORPORATION

Dated: May 14, 2015	By:	/s/ Michael Kuta
Michael Kuta
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Letter to Stockholders dated May 13, 2015, from Gerard Munera, Chairman of the Board of Directors.

99.2	Letter to Stockholders dated May 13, 2015, from Kevin Longe, Chief Financial Officer.